Putnam
Convertible
Income-Growth
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Over the past several months, the convertible market has undergone a significant shift, creating a challenge for the managers of Putnam Convertible Income-Growth Trust during the fund's fiscal year that ended on October 31, 1999.

The shift is the result of an explosive rally and increasing convertible issuance in two sectors, technology and telecommunications, this year. As a consequence, issues in these two sectors now represent nearly half of the entire convertible market. The challenge to your fund's managers was twofold. First, this market distortion made the level of diversification sought by the managers somewhat more difficult to attain. Second, the outperformance of technology securities has propelled the aggregate convertible market to levels that reflect substantially reduced downside protection.

The good news is that despite these challenges, the fund succeeded in posting strongly positive results for the fiscal year. In the following report, managers Charles Pohl and Forrest Fontana provide greater detail, as well as their view of prospects for fiscal 2000.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999


Report from the Fund Managers

Charles G. Pohl
Forrest N. Fontana

Calmer financial markets and favorable securities selection translated into strong performance for Putnam Convertible Income-Growth Trust during fiscal 1999. In contrast to 1998 and 1997, no international crises rocked U.S. markets during the past year. But, contrary to 1998's fourth quarter, when the Federal Reserve Board was in an easing posture, interest rates rose and undercut security prices between July and September 1999. Fortunately, the market once again proved its resilience and rallied in October, the final month of the fund's fiscal year.

Total return for 12 months ended 10/31/99

       Class A         Class B          Class C          Class M
     NAV     POP     NAV     CDSC     NAV     CDSC     NAV     POP
-------------------------------------------------------------------------
    16.42%   9.74%  15.58%  10.58%   15.53%  14.53%   15.87%  11.83%
-------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* COMPOSITION OF CONVERTIBLES MARKET IN FLUX

Amid nearly perfect business conditions -- moderate growth, full employment, and low inflation -- equities made steady gains this past year. The initial gains were the result of a broad recovery from Russia's currency and debt crisis of August 1998, following a series of interest-rate cuts by the Federal Reserve Board that restored confidence in the markets. By December, many common stocks had reached their previous highs with convertibles in tow. In calendar 1999, technology has been the story: it has led most of the year, though this volatile sector also had sharp downturns in February, April, and May. Nevertheless, the strong performance of technology convertibles, and the prominence of this sector in the convertibles market, allowed the fund to perform strongly during the fiscal year.

Despite impressive returns, trends in the convertibles market give us cause for concern. Disproportionate gains for technology, Internet, telecommunications, and networking hardware issues have caused those sectors to rise to nearly 50% of the convertibles market. Furthermore, more and more technology companies are learning to tap the convertibles market, even as issuers in other sectors have called their convertibles for cash or forced conversion into shares.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Oil and gas              6.9%

Retail                   5.7%

Pharmaceuticals and
biotechnology            5.5%

Insurance and finance    4.4%

Electronics and
electrical equipment     4.2%

Footnote reads:
*Based on net assets as of 10/31/99. Holdings will vary over time.


This situation challenges our preferred risk profile. In this fund, we seek to take advantage of the dual nature of convertibles to provide a broadly diversified portfolio with less risk than the overall equity market. Convertibles provide a fixed coupon payment like a bond while carrying the option of conversion to common stock. When a company performs well, its convertible appreciates, but usually to a lesser extent than its common stock. We try to buy convertibles, as well as common stocks, when they are undervalued by the market and poised for positive changes. We also construct a diversified portfolio by maintaining exposure in all sectors.

By the end of the period, the outperformance of many technology convertibles, especially those issued by large-cap growth companies, priced them quite aggressively and outside the typical minimum yield range we prefer for holdings. Many of these issues trade in almost the same manner as equities of the same underlying companies. This diminishes their yields and raises their volatility, making them less attractive as the risk characteristics of convertibles begin to outweigh their rewards.

To maintain the fund's sector diversification, we have somewhat underweighted the technology sector relative to the convertibles market. Although the fund still has a large technology weighting, we are highly selective in making purchases. Meanwhile, it has modest overweightings in other sectors of the convertibles market, such as energy. We also continue to invest approximately 30% of the assets in common stocks of large, dividend-paying companies, fewer of which are technology companies. In 1999, unfortunately, the common stock portion of the portfolio dampened performance, in contrast to previous years, when stocks outperformed convertibles. The stock complement is used to lessen the fund's concentration in small capitalization equities.

* THE TECHNOLOGY TIDE

Behind the performance of technology stocks stands a huge cycle of business spending as well as consumer demand. As more and more business operations move to the Internet, network servers need greater capacity and a larger number of connections -- pipes and fibers, in industry jargon -- to carry voices and data. Just over a year ago, spending for computer, networking, and telecommunication equipment, not to mention the price of semiconductor chips, was in a trough. As we reported at the time, we were able to buy, at deep discounts to face value, a number of convertibles with very attractive yields.


"Before your eyes glaze over at the mere mention of a convertible bond, know that this little investment is a great way to play it safe in an increasingly volatile stock market while at the same time keeping the door open to some hot stocks."

-- FortuneInvestor.com 10/26/99


The results have been tremendous. A convertible issue of QUALCOMM, which makes a variety of cellular telephone components, has appreciated more than eightfold in the period. We purchased this security shortly after its issuance. Recently the company also undertook positive changes by selling some of its manufacturing operations in which profit margins were shrinking. Now QUALCOMM will focus on creating innovative cellular technologies to be used in phones, handheld computers, and wireless modems for portable computers. These products are the new frontier in the computer industry. Although this holding, as well as others discussed in this report, was viewed favorably at the end of the reporting period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: TOP 10 CONVERTIBLE HOLDINGS]

TOP 10 CONVERTIBLE HOLDINGS

QUALCOMM Financial Trust
$2.875 convertible cumulative preferred
Telecommunications

Home Depot, Inc.
$3.25 convertible subordinated notes, 2001
Retail

Mediaone Group, Inc., Series D
$2.25 convertible preferred
Cable television

Sealed Air Corp. Series A
$2.00 convertible preferred
Packaging and containers

EMC Corp.
$3.25 convertible subordinated notes, 2002
Computer services and software

Integrated Device Technology, Inc.
$5.50 convertible subordinated notes, 2002
Semiconductors

Roche Holdings, Inc., 144a
Convertible unsubordinated LYON 0%, 2010
(Switzerland)
Pharmaceuticals and biotechnology

Houston Industries, Inc.
$3.22 convertible preferred
Electric utilities

MediaOne Group, Inc.
$6.25 convertible preferred
Cable television

Union Pacific Capital Trust
$3.125 convertible cumulative preferred
Railroads

Footnote reads:
These holdings represent 9.7% of the fund's net assets as of 10/31/99. Portfolio holdings will vary over time.


The fund also enjoyed robust returns from convertibles of America Online, the largest U.S. Internet service provider, and Amazon.com, one of the market's favorite Internet retailers, in early 1999. The fund's position in Credence Systems, which makes equipment for testing semiconductor chips, gained substantially during the period. In the same industry, LAM Research and Motorola have made big gains; the fund owns both a Motorola convertible and its common stock. The fund also owned stocks of Unisys and IBM. Both enjoyed strong performance but we took partial profits in them earlier in the year, a decision that proved especially rewarding because both stocks corrected when the companies reported some customers were delaying orders until 2000.

* INDIVIDUAL PERFORMANCES HIGHLIGHT SUCCESSFUL RESEARCH

As we have mentioned, outside of technology, most sectors of the convertibles market had unremarkable results, with some posting modest gains and others sinking into negative territory. Some of our holdings, however, handily outperformed their sectors. We believe this reflects the strengths of our rigorous research process. We are constantly analyzing the fundamentals of companies that issue convertibles as well as monitoring prices, so that we can identify undervalued opportunities.

One strong performer was a Berkshire Hathaway bond convertible into Citigroup stock. Berkshire is the holding company run by successful investor Warren Buffett. Originally, Berkshire issued this security to fund Salomon Brothers, a troubled financial institution that Buffett helped to stabilize. As a result of subsequent mergers, Salomon is now part of the diversified global financial company Citigroup, which has helped the convertible appreciate.

The fund also got strong performance from energy holdings. The price of oil, which in 1998 fell below $12 per barrel and dragged a host of energy stocks with it, has now risen to above $20 per barrel. Diamond Offshore, an oil service company specializing in deep-sea drilling, had a solid year. The common stock of BP-Amoco also performed well, as the company realized cost savings from its merger and announced the acquisition of Atlantic Richfield, another fund holding.

* ECONOMIC HORIZON BRIGHT, BUSINESS CONDITIONS HEALTHY

As we enter the 2000 fiscal year, we find the economic setting constructive: Growth continues and we do not foresee any dramatic increase in inflation. The fundamental business condition of the companies held in the portfolio is similarly upbeat. Although the fund is underweighted in technology, this should be seen as a risk management strategy rather than a bet against technology companies. We are also quite confident in other sectors: energy prices are helping energy company earnings, industrial and automotive companies are doing solid business, and financials are attractive. We believe the fund is constructed in a way that can sustain competitive performance and attractive current income while avoiding extreme volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with conservation of capital as a secondary objective.




TOTAL RETURN FOR PERIODS ENDED 10/31/99

                           Class A            Class B             Class C             Class M
(inception dates)         (6/29/72)          (7/15/93)           (7/26/99)           (3/13/95)
                        NAV       POP      NAV       CDSC      NAV       CDSC      NAV       POP
---------------------------------------------------------------------------------------------------
1 year                 16.42%     9.74%   15.58%    10.58%    15.53%    14.53%    15.87%    11.83%
---------------------------------------------------------------------------------------------------
5 years                92.00     81.00    84.99     82.99     84.89     84.89     87.26     80.74
Annual average         13.94     12.60    13.09     12.85     13.08     13.08     13.37     12.57
---------------------------------------------------------------------------------------------------
10 years              226.72    207.91   202.60    202.60    202.97    202.97    210.39    199.57
Annual average         12.57     11.90    11.71     11.71     11.72     11.72     11.99     11.60
---------------------------------------------------------------------------------------------------
Annual average
(life of fund)         12.28     12.04    11.26     11.26     11.44     11.44     11.54     11.39
---------------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/99

                                       Lehman Bros.
                          S&P 500       Corporate        Consumer
                           Index       Bond Index*      price index
------------------------------------------------------------------------
1 year                       25.67%       0.61%            2.69%
------------------------------------------------------------------------
5 years                     217.79       49.83            12.51
Annual average               26.02        8.42             2.39
------------------------------------------------------------------------
10 years                    415.26      122.94            33.92
Annual average               17.82        8.35             2.96
------------------------------------------------------------------------
Annual average
(life of fund)               13.86          --*            5.23
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, 10-year, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Inception date of index was 12/31/72.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/89

                  Fund's class A         S&P 500          Consumer price
Date               shares at POP          Index               index

10/31/89               9,425              10,000              10,000
10/31/90               7,873               9,252              10,629
10/31/91              10,948              12,351              10,939
10/31/92              12,936              13,581              11,290
10/31/93              15,749              15,610              11,600
10/31/94              16,037              16,214              11,903
10/31/95              18,344              20,501              12,237
10/31/96              21,826              25,441              12,604
10/31/97              26,815              33,610              12,866
10/31/98              26,448              41,001              13,041
10/31/99             $30,791             $51,526             $13,392

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $30,260 and $30,297, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $31,039 ($29,957 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/99

                                  Class A        Class B    Class C      Class M
------------------------------------------------------------------------------------
Distributions (number)               4              4          1            4
------------------------------------------------------------------------------------
Income                            $0.810         $0.661     $0.228       $0.706
------------------------------------------------------------------------------------
Capital gains
  Long-term                        1.868          1.868        --         1.868
------------------------------------------------------------------------------------
  Short-term                       0.150          0.150        --         0.150
------------------------------------------------------------------------------------
  Total                           $2.828         $2.679     $0.228       $2.724
------------------------------------------------------------------------------------
Share value:                    NAV     POP        NAV        NAV      NAV     POP
------------------------------------------------------------------------------------
10/31/98                       $20.04  $21.26    $19.83       $--     $19.92  $20.64
------------------------------------------------------------------------------------
7/26/99*                         --      --        --       20.85       --      --
------------------------------------------------------------------------------------
10/31/99                        20.26   21.50     20.02     20.23      20.13   20.86
------------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------------
Current dividend rate1           4.74%    4.47%    4.05%     4.51%      4.25%   4.10%
------------------------------------------------------------------------------------
Current 30-day
SEC yield2                       3.74     3.52     3.04      3.05       3.28    3.16
------------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

*Inception date of class C.





TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                          Class A            Class B            Class C            Class M
(inception dates)        (6/29/72)          (7/15/93)          (7/26/99)          (3/13/95)
                       NAV       POP      NAV      CDSC      NAV      CDSC      NAV       POP
---------------------------------------------------------------------------------------------------
1 year                16.76%    10.06%   15.91%   10.91%    15.84%   14.84%    16.33%    12.25%
---------------------------------------------------------------------------------------------------
5 years               85.93     75.21    79.26    77.26     79.05    79.05     81.30     74.91
Annual average        13.21     11.87    12.38    12.13     12.36    12.36     12.64     11.83
---------------------------------------------------------------------------------------------------
10 years             206.07    188.53   183.51   183.51    183.80   183.80    190.64    180.55
Annual average        11.84     11.18    10.98    10.98     10.99    10.99     11.26     10.87
---------------------------------------------------------------------------------------------------
Annual average
(life of fund)        12.20     11.96    11.17    11.17     11.36    11.36     11.45     11.31
---------------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or class C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Standard & Poor's 500 Composite Stock Price Index* is an index of common stocks frequently used as a general measure of stock market performance.

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended October 31, 1999

The Board of Trustees and Shareholders
Putnam Convertible Income-Growth Trust

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Income-Growth Trust, including the fund's portfolio, as of October 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998 and the financial highlights for each of the years or periods in the four-year period ended October 31, 1998 were audited by other auditors whose report dated December 11, 1998 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Income-Growth Trust as of October 31, 1999, the results of its operations, changes in its net assets and financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.
                                                                 KPMG LLP
Boston, Massachusetts
December 7, 1999



The fund's portfolio
October 31, 1999

CONVERTIBLE BONDS AND NOTES (35.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.8%)
--------------------------------------------------------------------------------------------------------------------------
     $    3,000,000  Lamar Advertising Co. cv. notes 5 1/4s, 2006                                           $    4,031,250
          4,000,000  Omnicom Group Inc. cv. sub. deb. 2 1/4s, 2013                                               7,285,000
                                                                                                            --------------
                                                                                                                11,316,250

Aerospace and Defense (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,850,000  Diagnostic Retrieval Systems, Inc. cv. sr. sub. deb 9s, 2003                                1,905,500
          4,297,000  Kellstrom Industries, Inc. cv. sub. notes 5 1/2s, 2003                                      2,744,709
          1,000,000  SPACEHAB, Inc. cv. sub. notes 8s, 2007                                                        735,000
          2,260,000  SPACEHAB, Inc. 144A cv. sub. notes 8s, 2007                                                 1,661,100
                                                                                                            --------------
                                                                                                                 7,046,309

Airlines (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            489,000  Atlantic Coast Airlines, Inc. cv. sub. notes 7s, 2004                                       1,281,180
          2,319,000  World Airways, Inc. cv. sr. sub. deb 8s, 2004                                                 602,940
                                                                                                            --------------
                                                                                                                 1,884,120

Automotive (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                                776,250
          1,500,000  Magna International cv. sub. deb. 5s, 2002                                                  1,456,875
          2,000,000  Mark IV Industries, Inc. cv. sub. notes 4 3/4s, 2004                                        1,690,000
          3,000,000  Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                                  2,332,500
          2,160,000  Standard Motor Products, Inc. cv. sub. deb. 6 3/4s, 2009                                    1,744,200
          2,000,000  Tower Automotive, Inc. cv. sub. notes 5s, 2004                                              1,717,500
                                                                                                            --------------
                                                                                                                 9,717,325

Broadcasting (0.8%)
--------------------------------------------------------------------------------------------------------------------------
         13,000,000  Jacor Communications, Inc. cv. Liquid Yield Option Notes
                       (LYON) zero %, 2018                                                                       7,946,250
          2,125,000  Scandinavian Broadcasting System SA cv. sub. notes 7s,
                       2004 (Luxembourg)                                                                         2,861,626
                                                                                                            --------------
                                                                                                                10,807,876

Business Equipment and Services (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                              1,977,500
          2,500,000  Interpublic Group Cos. cv. sub. notes 1.8s, 2004                                            2,909,375
          6,600,000  Mail-Well, Inc. cv. sub. notes 5s, 2002                                                     6,261,750
          2,946,000  National Data Corp. cv. sub. notes 5s, 2003                                                 2,419,403
          2,150,000  Personnel Group of America, Inc. cv. sub. notes 5 3/4s, 2004                                1,518,438
                                                                                                            --------------
                                                                                                                15,086,466

Computer Services and Software (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Arbor Software Corp. cv. sub. notes 4 1/2s, 2005                                            3,060,000
          7,941,000  Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                           5,032,609
          1,200,000  Comverse Technology, Inc. cv. sub. deb. 4 1/2s, 2005                                        3,217,500
          1,900,000  EMC Corp. cv. sub. notes 3 1/4s, 2002                                                      12,240,750
         25,000,000  Network Associates, Inc. cv. sub deb. zero %, 2018                                          8,250,000
          3,635,000  S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                                   3,216,975
          1,500,000  Silicon Graphics Corp. cv. sr. notes 5 1/4s, 2004                                           1,095,000
         10,620,000  System Software Associates, Inc. cv. sub. notes 7s, 2002                                    3,424,950
          2,600,000  Telxon Corp. cv. sub. notes 5 3/4s, 2003                                                    1,946,750
            799,000  Vantive Corp. (The) cv. sub. notes 4 3/4s, 2002                                               652,184
          3,800,000  Veritas Software Corp. cv. disc. notes 1.856s, 2006                                         5,320,000
          3,800,000  Western Digital Corp. cv. sub. deb. zero %, 2018                                              522,500
            500,000  Wind River Systems Inc. cv. sub. notes 5s, 2002                                               469,375
                                                                                                            --------------
                                                                                                                48,448,593

Computers (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Adaptec, Inc. cv. sub. notes 4 3/4s, 2004                                                   1,032,500
         14,000,000  Hewlett-Packard Co. cv. sub. notes zero %, 2017                                             8,050,000
          1,500,000  Intevac, Inc. cv. sub. notes 6 1/2s, 2004                                                     853,125
          5,090,000  Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                                              2,894,938
          2,799,000  Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                                    3,572,224
                                                                                                            --------------
                                                                                                                16,402,787

Conglomerates (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,200,000  ADT Operations, Inc. cv. sub. notes zero %, 2010                                            2,608,500

Consumer Services (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  America Online, Inc. cv. sub. notes 4s, 2002                                                9,972,500
          4,000,000  At Home Corp. 144A cv. sub. deb. 0.5s, 2018                                                 2,340,000
            355,000  Doubleclick, Inc. 144A cv. sub. notes 4 3/4s, 2006                                            654,975
          8,000,000  News America Holdings, Inc. cv. LYON zero %, 2013                                           5,055,039
          2,855,000  Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                                          767,281
                                                                                                            --------------
                                                                                                                18,789,795

Electronic Components (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,680,000  Benchmark Electronics, Inc. 144A cv. sub. notes 6s, 2006                                    3,229,200
         11,484,000  Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                                          9,058,005
            457,000  Level One Communications, Inc. cv. sub. notes 4s, 2004                                      1,163,065
          1,108,000  Photronics, Inc. cv. sub. notes 6s, 2004                                                    1,091,380
                                                                                                            --------------
                                                                                                                14,541,650

Electronics and Electrical Equipment (3.3%)
--------------------------------------------------------------------------------------------------------------------------
         11,700,000  Advanced Micro Devices, Inc. cv. sub. notes 6s, 2005                                        9,155,250
          2,000,000  Checkpoint Systems, Inc. 144A cv. sub. deb. 5 1/4s, 2005                                    1,382,500
          4,250,000  Cirrus Logic, Inc. cv. sub notes 6s, 2003                                                   3,150,313
          3,000,000  LSI Logic Corp. 144A cv. sub. notes 4 1/4s, 2004                                            5,520,000
          5,000,000  Motorola, Inc. cv. sub. deb. LYON zero %, 2013                                              5,593,750
          7,257,000  Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                      7,184,430
          8,000,000  Solectron Corp. 144A cv. notes zero %, 2019                                                 4,990,000
          1,993,000  Thermo Instrument Systems, Inc. 144A cv. deb. 4 1/2s, 2003                                  1,649,208
            275,000  Thermo Optek Corp. cv. bonds 5s, 2000                                                         266,750
          1,194,000  Thermo Optek Corp. 144A cv. bonds 5s, 2000                                                  1,149,225
          2,705,000  Thermo Quest Corp. cv. company guaranty 5s, 2000                                            2,573,131
          1,750,000  World Access, Inc. cv. sub. notes 4 1/2s, 2002                                              1,211,875
          1,000,000  World Access, Inc. 144A Inc. cv. sub. notes 4 1/2s, 2002                                      692,500
                                                                                                            --------------
                                                                                                                44,518,932

Entertainment (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Loews Corp. cv. sub. notes 3 1/8s, 2007                                                     3,305,000
         10,500,000  Rogers Communications cv. deb. 2s, 2005                                                     8,439,375
                                                                                                            --------------
                                                                                                                11,744,375

Environmental Control (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,967,000  OHM Corp. cv. sub. deb. 8s, 2006                                                            2,699,970
          1,000,000  Thermo Ecotek Corp. 144A cv. bonds 4 7/8s, 2004                                               826,250
          3,940,000  Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                                      3,245,575
          1,000,000  Waste Management, Inc. cv. sub. notes 4s, 2002                                                871,250
          6,000,000  WMX Technologies, Inc. cv. sub. notes 2s, 2005                                              4,897,500
                                                                                                            --------------
                                                                                                                12,540,545

Food (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            900,000  Chiquita Brands International, Inc. cv. sub. deb. 7s, 2001                                    715,500
          1,000,000  Chiquita Brands International, Inc. 144A cv. sub. deb 7s, 2001                                730,000
                                                                                                            --------------
                                                                                                                 1,445,500

Health Care (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Assisted Living Concepts, Inc. cv. sub. deb. 6s, 2002                                       1,080,000
          1,847,000  Renal Treatment Centers, Inc. cv. sub. notes 5 5/8s, 2006                                   1,195,933
                                                                                                            --------------
                                                                                                                 2,275,933

Information Systems (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,750,000  Quantum Corp. cv. sub. 7s, 2004                                                             2,366,732

Insurance and Finance (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,700,000  Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                                             6,557,625
         12,000,000  Mutual Risk Management cv. sub. deb. zero %, 2015                                           5,220,000
                                                                                                            --------------
                                                                                                                11,777,625

Lodging (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  ShoLodge, Inc. cv. sub. deb. 7 1/2s, 2004                                                   1,740,000

Machinery (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Thermo Fibertek Inc. 144A cv. company guaranty 4 1/2s, 2004                                 2,415,000

Managed Health Care (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,240,000  Wellpoint Health Networks, Inc. cv. sub. deb. zero %, 2019                                  1,313,200

Medical Supplies and Devices (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          3,800,000  Atrix Labs, Inc. 144A cv. sub. notes 7s, 2004                                               2,650,500
          5,500,000  Centocor, Inc. cv. sub. deb. 4 3/4s, 2005                                                   7,988,750
          3,200,000  Omnicare, Inc. cv. bonds 5s, 2007                                                           1,996,000
          2,000,000  Phoenix Shannon 144A cv. sr. sub. notes 9 1/2s,
                       2000 (In default) (NON)                                                                      20,000
          1,412,000  Thermo Cardiosystems, Inc. 144A cv. company guaranty
                       4 3/4s, 2004                                                                              1,122,540
                                                                                                            --------------
                                                                                                                13,777,790

Metals and Mining (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Homestake Mining Co. 144A cv. sub. 5 1/2s, 2000                                               976,250
          1,000,000  Inco Ltd. cv. deb. 7 3/4s, 2016 (Canada)                                                      882,500
          2,741,000  Inco Ltd. cv. deb. 5 3/4s, 2004 (Canada)                                                    2,634,786
          4,169,500  Quanex Corp. cv. sub. deb. 6.88s, 2007                                                      3,940,178
                                                                                                            --------------
                                                                                                                 8,433,714

Oil and Gas (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Devon Energy Corp. cv. deb. 4.9s, 2008                                                      4,040,000
          5,500,000  Diamond Offshore Drilling, Inc. cv. sub. notes 3 3/4s, 2007                                 5,623,750
          6,160,000  Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                                           3,726,800
          3,750,000  Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                                             2,643,750
          4,500,000  Pride International, Inc. cv. sub. deb. zero %, 2018                                        1,490,625
          1,500,000  Southern Mineral Corp. cv. deb. 6 7/8s, 2007                                                  510,000
          6,910,000  Swift Energy Co. cv. sub. notes 6 1/4s, 2006                                                5,467,538
                                                                                                            --------------
                                                                                                                23,502,463

Paper and Forest Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                                            2,636,250

Pharmaceuticals and Biotechnology (3.2%)
--------------------------------------------------------------------------------------------------------------------------
         15,000,000  Alza Corp. cv. sub. LYON zero %, 2014                                                       8,456,250
          4,000,000  Chiron Corp. cv. sub. notes 1.9s, 2000                                                      4,330,000
          3,500,000  Duramed Pharmaceuticals, Inc. cv. sub. notes 3 1/2s, 2002                                   2,695,000
         14,000,000  Elan Finance Corp. 144A cv. company guaranty zero %, 2018                                   6,982,500
          1,025,000  Nabi, Inc. cv. sub. notes 6 1/2s, 2003                                                        828,969
          1,300,000  NeXstar Pharmaceuticals, Inc. cv. sub. deb. 6 1/4s, 2004                                    1,941,875
            700,000  Quintiles Transnational Corp. cv. sub. notes 4 1/4s, 2000                                     675,500
         20,000,000  Roche Holdings, Inc. 144A cv. unsub. LYON zero %,
                       2010 (Switzerland)                                                                       12,075,000
          1,154,000  Sepracor, Inc. cv. sub. deb. 7s, 2005                                                       1,107,840
          2,216,000  Sepracor, Inc. cv. sub. deb. 6 1/4s, 2005                                                   4,105,140
                                                                                                            --------------
                                                                                                                43,198,074

Publishing (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,400,000  World Color Press, Inc. cv. sub. notes 6s, 2007                                             4,708,000

REIT (Real Estate Investment Trust) (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,150,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                          2,795,625

Recreation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            706,000  Speedway Motorsports, Inc. cv. sub. deb. 5 3/4s, 2003                                       1,043,998

Restaurants (0.3%)
--------------------------------------------------------------------------------------------------------------------------
         31,650,000  Boston Chicken, Inc. cv. notes LYON zero %, 2015 (In default) (NON)                            19,940
          5,540,000  Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004 (In default) (NON)                             27,700
          5,350,000  CKE Restaurants, Inc. cv. sub. notes 4 1/4s, 2004                                           3,223,375
                                                                                                            --------------
                                                                                                                 3,271,015

Retail (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Amazon.com, Inc. cv. sub. deb. 4 3/4s, 2009                                                 4,770,000
          2,000,000  Amazon.com, Inc. 144A cv. sub. deb. 4 3/4s, 2009                                            2,120,000
          2,039,000  Ann Taylor Stores Corp. 144A cv. company guaranty 0.55s, 2019                               1,177,523
          2,000,000  Baker (J.), Inc. cv. deb. 7s, 2002                                                          1,590,000
          2,000,000  Costco Cos, Inc. cv. sub. notes zero %, 2017                                                1,887,500
          5,000,000  Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                                               16,381,250
          5,525,000  Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                                           5,635,500
          8,000,000  Office Depot, Inc. cv. LYON zero %, 2007                                                    5,380,000
          5,037,000  Pier 1 Imports, Inc. cv. sub. notes 5 3/4s, 2003                                            4,860,705
         14,250,000  Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                                  9,832,500
          2,000,000  Sunglass Hut International, Inc. cv. sub. notes 5 1/4s, 2003                                1,610,000
                                                                                                            --------------
                                                                                                                55,244,978

Semiconductors (2.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Conexant Systems Inc. P/p 144A cv. sub. notes 4 1/4s, 2006                                  5,334,375
          9,061,000  Credence Systems Corp. cv. sub. notes 5 1/4s, 2002                                          8,687,234
         12,549,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                             12,219,589
          3,030,000  Integrated Process Equipment Corp. 144A cv. sub. notes
                       6 1/4s, 2004                                                                              2,147,513
          3,000,000  Lam Research Corp. cv. sub. notes 5s, 2002                                                  3,472,500
          2,000,000  Micron Technology, Inc. cv. sub. notes 7s, 2004                                             2,455,000
            500,000  STMicroelectronics NV cv. sub. notes zero %, 2008                                             811,875
          2,000,000  STMicroelectronics NV cv. unsub. notes zero %, 2009                                         1,815,000
                                                                                                            --------------
                                                                                                                36,943,086

Supermarkets (0.3%)
--------------------------------------------------------------------------------------------------------------------------
         11,600,000  Whole Foods Market, Inc. cv. sub. deb. zero %, 2018                                         3,828,000

Telecommunications (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,330,000  Corecomm Ltd. 144A cv. sub. notes 6s, 2006                                                  1,489,600
          1,084,000  Gilat Satellite Networks Ltd. cv. 6 1/2s, 2004 (Israel)                                     1,418,685
          4,000,000  NTL Inc. 144A cv. sub. notes 7s, 2008                                                       6,650,000
                                                                                                            --------------
                                                                                                                 9,558,285

Telephone Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,132,000  Level 3 Communication, Inc. cv. sub. notes 6s, 2009                                         5,038,458

Textiles (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,069,000  Dixie Group, Inc. (The) cv. deb. 7s, 2012                                                     775,025

Tobacco (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          7,485,000  Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                        3,854,775

Transportation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,350,000  Offshore Logistics, Inc. 144A cv. sub. notes 6s, 2003                                       2,738,625

Wireless Communications (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  American Tower Corp. 144A cv. bonds 6 1/4s, 2009                                            2,985,000
          2,900,000  Cellstar Corp. cv. sub notes 5s, 2002                                                       2,091,625
          4,000,000  NEXTEL Communications, Inc. 144A cv. sr. notes 4 3/4s, 2007                                 7,670,000
                                                                                                            --------------
                                                                                                                12,746,625
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $491,563,047)                                  $  482,882,299

COMMON STOCKS (31.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Aerospace and Defense (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            106,445  Boeing Co.                                                                             $    4,903,123
            136,207  Lockheed Martin Corp.                                                                       2,724,140
             80,462  Raytheon Co. Class A                                                                        2,207,676
                                                                                                            --------------
                                                                                                                 9,834,939

Airlines (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             33,000  Delta Air Lines, Inc.                                                                       1,796,438
             19,075  UAL Corp. (NON)                                                                             1,298,292
                                                                                                            --------------
                                                                                                                 3,094,730

Alcoholic Beverages (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             29,780  Anheuser-Busch Cos., Inc.                                                                   2,138,576

Automotive (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             84,140  Ford Motor Co.                                                                              4,617,183
             72,385  General Motors Corp.                                                                        5,085,046
             54,524  Lear Corp. (NON)                                                                            1,840,185
                                                                                                            --------------
                                                                                                                11,542,414

Banks (3.1%)
--------------------------------------------------------------------------------------------------------------------------
            125,464  Bank of America Corp.                                                                       8,076,745
            112,914  Bank One Corp.                                                                              4,241,332
             58,625  BB&T Corp.                                                                                  2,132,484
             37,209  Chase Manhattan Corp.                                                                       3,251,136
             64,653  First Union Corp.                                                                           2,759,875
             97,300  Greenpoint Financial Corp.                                                                  2,773,050
              4,434  M & T Bank Corp.                                                                            2,197,047
             75,602  National City Corp.                                                                         2,230,259
             50,504  PNC Bank Corp.                                                                              3,011,301
             25,000  Summit Bancorp                                                                                865,625
             45,814  SunTrust Banks, Inc.                                                                        3,353,012
            102,650  U.S. Bancorp                                                                                3,804,466
             93,500  Washington Mutual, Inc.                                                                     3,360,156
                                                                                                            --------------
                                                                                                                42,056,488

Basic Industrial Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             63,109  Cooper Industries, Inc.                                                                     2,717,631

Building Products (--%)
--------------------------------------------------------------------------------------------------------------------------
             10,155  Armstrong World Industries, Inc.                                                              379,543

Business Services (--%)
--------------------------------------------------------------------------------------------------------------------------
              1,649  Internet Capital Group Inc. (NON)                                                             191,902
                824  U.S. Interactive, Inc. (NON)                                                                   29,561
                                                                                                            --------------
                                                                                                                   221,463

Cable Television (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             74,140  Cablevision Systems Corp. Class A (NON)                                                     5,009,084
             20,219  MediaOne Group Inc. (NON)                                                                   1,436,813
                                                                                                            --------------
                                                                                                                 6,445,897

Chemicals (1.4%)
--------------------------------------------------------------------------------------------------------------------------
             65,144  Avery Dennison Corp.                                                                        4,071,500
             38,736  Dow Chemical Co.                                                                            4,580,532
             34,098  du Pont (E.I.) de Nemours & Co., Ltd.                                                       2,197,190
             86,055  Monsanto Co.                                                                                3,313,118
             26,924  PPG Industries, Inc.                                                                        1,632,268
             76,729  Rohm & Haas Co.                                                                             2,934,884
                                                                                                            --------------
                                                                                                                18,729,492

Computer Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             60,319  Electronic Data Systems Corp.                                                               3,528,662

Computers (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             19,598  Compaq Computer Corp.                                                                         372,362
              8,723  Hewlett-Packard Co.                                                                           646,047
             34,821  IBM Corp.                                                                                   3,425,516
                                                                                                            --------------
                                                                                                                 4,443,925

Conglomerates (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             53,452  Allied-Signal, Inc.                                                                         3,043,423
             48,346  Minnesota Mining & Manufacturing Co.                                                        4,595,892
             43,965  United Technologies Corp.                                                                   2,659,883
                                                                                                            --------------
                                                                                                                10,299,198

Consumer Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             63,131  Kimberly-Clark Corp.                                                                        3,985,144
             59,231  Newell Rubbermaid Inc.                                                                      2,050,873
                                                                                                            --------------
                                                                                                                 6,036,017

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            222,390  Service Corp. International                                                                 2,126,604

Electric Utilities (1.7%)
--------------------------------------------------------------------------------------------------------------------------
             57,408  CiNergy Corp.                                                                               1,621,776
             50,425  Dominion Resources, Inc.                                                                    2,426,703
            194,012  DPL, Inc.                                                                                   3,928,743
             72,661  Duke Energy Corp.                                                                           4,105,347
            107,700  Entergy Corp.                                                                               3,224,269
             48,148  FPL Group, Inc.                                                                             2,422,446
            116,344  Potomac Electric Power Co.                                                                  3,192,189
            104,344  Southern Co.                                                                                2,771,638
                                                                                                            --------------
                                                                                                                23,693,111

Electronics and Electrical Equipment (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             63,738  Emerson Electric Co.                                                                        3,828,264
             44,724  Motorola, Inc.                                                                              4,357,795
             71,256  Rockwell International Corp.                                                                3,451,463
             25,377  Sensormatic Electronics Corp. (NON)                                                           383,827
                                                                                                            --------------
                                                                                                                12,021,349

Entertainment (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             99,239  Disney (Walt) Productions, Inc. (NON)                                                       2,617,429

Environmental Control (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            142,834  Republic Services, Inc. (NON)                                                               1,749,717
            130,839  Waste Management, Inc.                                                                      2,404,167
                                                                                                            --------------
                                                                                                                 4,153,884

Farm Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             41,296  Deere (John) & Co.                                                                          1,496,980

Financial Services (2.5%)
--------------------------------------------------------------------------------------------------------------------------
             42,700  Associates First Capital Corp.                                                              1,558,550
             54,166  AXA Financial, Inc.                                                                         1,736,697
             20,821  Bear Stearns Companies, Inc. (The)                                                            887,495
            175,445  Citigroup, Inc.                                                                             9,495,961
             55,300  Fannie Mae                                                                                  3,912,475
            156,417  Fleet Boston Corp.                                                                          6,823,692
             29,855  Lehman Brothers Holding, Inc.                                                               2,199,940
             38,410  Merrill Lynch & Co., Inc.                                                                   3,015,185
             30,064  Morgan (J.P.) & Co., Inc.                                                                   3,934,626
                                                                                                            --------------
                                                                                                                33,564,621

Food (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            111,000  ConAgra, Inc.                                                                               2,892,938
             30,000  General Mills, Inc.                                                                         2,615,625
             70,278  Heinz (H.J.) Co.                                                                            3,355,775
             70,947  Kellogg Co.                                                                                 2,824,577
             70,000  Nabisco Holdings Corp. Class A                                                              2,616,250
                                                                                                            --------------
                                                                                                                14,305,165

Food and Beverages (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            154,525  Pepsi Bottling Group, Inc. (The)                                                            2,810,423
             73,607  PepsiCo, Inc.                                                                               2,553,243
            137,774  Sara Lee Corp.                                                                              3,728,509
             87,411  SYSCO Corp.                                                                                 3,359,860
                                                                                                            --------------
                                                                                                                12,452,035

Gaming (--%)
--------------------------------------------------------------------------------------------------------------------------
             19,996  Station Casinos, Inc.                                                                         483,653

Hospital Management (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            148,489  Tenet Healthcare Corp.                                                                      2,886,255

Household Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             42,584  Clorox Co.                                                                                  1,743,283

Insurance and Finance (1.6%)
--------------------------------------------------------------------------------------------------------------------------
             98,075  Allstate Corp.                                                                              2,819,656
             60,846  American General Corp.                                                                      4,514,013
             31,549  Chubb Corp.                                                                                 1,731,251
             50,180  CIGNA Corp.                                                                                 3,750,955
             53,775  Hartford Financial Services Group                                                           2,786,217
             28,839  Jefferson-Pilot Corp.                                                                       2,164,727
             66,063  Lincoln National Corp.                                                                      3,047,156
             28,804  Reliastar Financial Corp.                                                                   1,236,772
                                                                                                            --------------
                                                                                                                22,050,747

Leisure (--%)
--------------------------------------------------------------------------------------------------------------------------
              9,293  Hasbro, Inc.                                                                                  191,668

Medical Supplies and Devices (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             50,725  Baxter International, Inc.                                                                  3,290,784

Metals and Mining (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             54,651  Alcoa Inc.                                                                                  3,320,048
             36,043  Phelps Dodge Corp.                                                                          2,031,924
                                                                                                            --------------
                                                                                                                 5,351,972

Office Equipment (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             73,195  Xerox Corp.                                                                                 2,049,460

Oil and Gas (3.0%)
--------------------------------------------------------------------------------------------------------------------------
             33,324  Atlantic Richfield Co.                                                                      3,105,380
             36,452  BP Amoco PLC ADR (United Kingdom)                                                           2,105,103
              8,809  Chevron, Inc.                                                                                 804,372
            110,343  Conoco, Inc.                                                                                3,027,536
             70,200  Conoco, Inc. Class B                                                                        1,904,175
             83,664  El Paso Energy Corp.                                                                        3,430,224
            109,000  Exxon Corp.                                                                                 8,072,813
             10,468  Halliburton Co.                                                                               394,513
             60,411  Mobil Corp.                                                                                 5,829,662
             34,095  Occidental Petroleum Corp.                                                                    777,792
             56,679  Pride International, Inc. (NON)                                                               779,336
             33,277  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                             1,994,540
             51,365  Schlumberger Ltd.                                                                           3,110,793
             34,564  Texaco, Inc.                                                                                2,121,366
             87,330  Unocal Corp.                                                                                3,012,885
                                                                                                            --------------
                                                                                                                40,470,490

Oil Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             55,136  Baker Hughes, Inc.                                                                          1,540,362

Packaging and Containers (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            100,345  Owens-Illinois, Inc. (NON)                                                                  2,402,008
            154,915  Smurfit-Stone Container Corp. (NON)                                                         3,350,037
                                                                                                            --------------
                                                                                                                 5,752,045

Paper (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             49,793  International Paper Co.                                                                     2,620,357
             60,043  Weyerhaeuser Co.                                                                            3,583,817
                                                                                                            --------------
                                                                                                                 6,204,174

Pharmaceuticals and Biotechnology (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            128,591  Abbott Laboratories                                                                         5,191,862
            131,357  American Home Products Corp.                                                                6,863,403
             82,801  Bristol-Myers Squibb Co.                                                                    6,360,152
             88,520  Merck & Co., Inc.                                                                           7,042,873
            105,200  Pharmacia & Upjohn, Inc.                                                                    5,674,225
                                                                                                            --------------
                                                                                                                31,132,515

Photography (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             31,600  Eastman Kodak Co.                                                                           2,178,425

Publishing (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             49,313  Times Mirror Co. Class A                                                                    3,556,700

Railroads (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            107,400  Burlington Northern Santa Fe Corp.                                                          3,423,375
             40,598  Union Pacific Corp. (NON)                                                                   2,263,339
                                                                                                            --------------
                                                                                                                 5,686,714

REIT (Real Estate Investment Trust) (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             29,000  Equity Residential Properties Trust                                                         1,212,563

Retail (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             29,041  Albertsons, Inc.                                                                            1,054,551
             46,639  Dayton Hudson Corp.                                                                         3,014,045
             30,292  Federated Department Stores, Inc. (NON)                                                     1,293,090
            293,122  K mart Corp. (NON)                                                                          2,949,540
             67,214  Penney (J.C.) Co., Inc.                                                                     1,705,555
            201,944  Rite Aid Corp.                                                                              1,767,010
             49,773  Saks, Inc. (NON)                                                                              855,473
                                                                                                            --------------
                                                                                                                12,639,264

Savings and Loans (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            197,853  Charter One Financial, Inc.                                                                 4,859,764

Telephone Services (1.4%)
--------------------------------------------------------------------------------------------------------------------------
             43,389  ALLTEL Corp.                                                                                3,612,134
            123,853  American Telephone & Telegraph Co.                                                          5,790,128
             22,846  GTE Corp.                                                                                   1,713,450
                500  Intermedia Communications, Inc.                                                                13,000
             52,741  Sprint Corp.                                                                                3,919,316
             54,645  U S West, Inc.                                                                              3,336,760
                                                                                                            --------------
                                                                                                                18,384,788

Telephone Utilities (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            117,769  Bell Atlantic Corp.                                                                         7,647,624
            103,329  BellSouth Corp.                                                                             4,649,805
            211,176  SBC Communications, Inc.                                                                   10,756,795
                                                                                                            --------------
                                                                                                                23,054,224

Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            122,585  Sempra Energy                                                                               2,505,331
                                                                                                            --------------
                     Total Common Stocks (cost $399,464,874)                                                $  425,125,334

CONVERTIBLE PREFERRED STOCKS (29.0%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Apparel (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             51,000  Designer Finance $3.00 cv. cum. pfd.                                                   $    1,389,750

Automobiles (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             65,000  Federal-Mogul Financial Trust $3.50 cum. cv. pfd.                                           2,429,375
            155,600  Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                         6,010,050
                                                                                                            --------------
                                                                                                                 8,439,425

Banks (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            224,472  CNB Capital Trust I $1.50 cum. cv. pfd.                                                     7,660,107
             69,350  Union Planters Corp. Ser. E, $2.00 cv. cum. pfd.                                            3,840,256
                                                                                                            --------------
                                                                                                                11,500,363

Broadcasting (1.2%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  AMFM, Inc. $3.50 cv. pfd.                                                                   2,898,750
            100,000  Cox Communications, Inc. $3.50 cv. pfd. (NON)                                               6,200,000
             24,639  Emmis Broadcasting Corp. Ser. A, $3.13 cv. pfd. (NON)                                       1,379,784
            184,500  Sinclair Broadcast Group, Inc. $3.00 cv. pfd.                                               6,134,625
                                                                                                            --------------
                                                                                                                16,613,159

Building and Construction (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            113,000  Txi Capital Trust I $2.75 cv. pfd.                                                          4,110,375

Building Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Owens Corning Capital LLC $3.25 cv. pfd.                                                      735,000

Cable Television (3.7%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Adelphia Communications Corp. Ser. D, $5.50 cv. pfd.                                        5,077,500
             59,900  Comcast Corp. 2.00% cv. pfd. (NON)                                                          5,009,138
            115,000  MediaOne Group, Inc. 7.00% cv. pfd.                                                         5,254,063
            110,000  MediaOne Group Inc. $6.25 cv. pfd.                                                         11,412,500
            100,000  MediaOne Group, Inc. Ser. D, $2.25 cv. pfd.                                                14,037,500
             30,000  TCI Pacific Comm $5.00 cv. pfd.                                                             8,887,500
                                                                                                            --------------
                                                                                                                49,678,201

Chemicals (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            230,000  Monsanto Co. $2.60 cv. pfd.                                                                 8,625,000

Consumer Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             75,000  Newell Financial Trust I $2.625 cv. cum. pfd.                                               3,262,500

Consumer Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             53,600  Carriage Services, Inc. 144A $3.50 cv. pfd. (NON)                                           1,547,700

Cosmetics (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             42,333  Estee Lauder Aces TR II $5.41 cv. pfd.                                                      3,741,179
             35,000  Estee Lauder Co. $3.805 cv. pfd.                                                            2,852,500
                                                                                                            --------------
                                                                                                                 6,593,679

Electric Utilities (1.7%)
--------------------------------------------------------------------------------------------------------------------------
             25,000  AES Trust II $3.38 cv. pfd. (NON)                                                           1,260,938
             65,000  AES Trust II Ser. B, $2.75 cv. pfd. (NON)                                                   3,542,500
            100,000  Houston Industries, Inc. $3.22 cv. pfd                                                     11,600,000
            120,000  Texas Utilities Co. $4.625 cv. pfd.                                                         6,105,000
                                                                                                            --------------
                                                                                                                22,508,438

Electronic Components (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             54,369  Coltec Capital Trust $2.625 cv. pfd. (NON)                                                  1,936,896
             75,952  Lernout & Hauspie Speech Products N.V. 144A $2.375 cv. pfd. (NON)                           2,307,042
             50,000  Loral Space & Comm. $3.00 cv. pfd. (NON)                                                    2,212,500
            117,100  Pioneer Standard Electronics, Inc. 144A $3.375 cv. pfd. (NON)                               5,972,100
                                                                                                            --------------
                                                                                                                12,428,538

Engineering (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            110,000  Evi, Inc. $2.50 cum. cv. pfd. (NON)                                                         4,125,000

Entertainment (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            179,100  Metromedia International Group, Inc. $3.625 cv. cum. pfd.                                   4,052,138

Financial Services (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            107,000  Devon Financing Trust $3.25 cv. pfd. (NON)                                                  6,821,250
             65,869  Finova Finance Trust $2.75 cv. cum. pfd.                                                    3,845,103
             56,000  Mandatory Common Exchange Trust (The) $3.625 cv. pfd.                                         150,500
             90,000  Salomon, Smith, Barney Inc. $6.25 cv. pfd.                                                  6,345,000
             51,000  USX Capital Trust I $3.375 cum. cv. pfd.                                                    2,129,250
             90,000  Walbro Captial Trust $2.00 cv. pfd.                                                         2,362,500
                                                                                                            --------------
                                                                                                                21,653,603

Food (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             83,800  Chiquita Brands International, Inc. Ser. B, $3.75 cv. cum. pfd.                             2,178,800

Gas Pipelines (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            165,000  Coastal Corp. $1.656 cv. pfd.                                                               4,372,500
                700  Enron Corp. Ser. 2nd, $13.625 cv. pfd.                                                        700,350
             10,000  Williams Companies, Inc. $1.25 cum. cv. pfd.                                                1,752,500
                                                                                                            --------------
                                                                                                                 6,825,350

Health Care (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             45,000  Caremark RX Capital Trust I 144A $3.50 cv. pfd. (NON)                                       1,856,250

Information Systems (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            115,000  Vanstar Financial Trust Corp. $3.375 cv. pfd.                                               1,696,250

Insurance and Finance (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  American General Delaware Corp. $3.00 cv. cum. pfd.                                         6,387,500
             50,881  American Heritage Life Investment Corp. $4.25 cv. pfd.                                      5,202,582
             80,000  Lincoln National Corp. $7.75 cv. pfd.                                                       1,970,000
            100,000  Lincoln National Corp. $0.463 cv. cum. pfd.                                                 2,137,500
            211,885  Philadelphia Consolidated Holding Corp. $0.534 cv. pfd.                                     1,191,853
            121,100  Protective Life Corp. $3.25 cv. cum. pfd.                                                   7,069,213
             30,000  St. Paul Capital LLC $3.00 cv. cum. pfd.                                                    1,732,500
                                                                                                            --------------
                                                                                                                25,691,148

Investment Companies (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Suiza Capital Trust II $2.75 cv. pfd. (NON)                                                 1,023,750

Machinery (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            307,297  Ingersoll-Rand Co. $0.195 cv. pfd.                                                          7,029,419

Media (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Seagram Co., Ltd. $3.76 cv. pfd. (Canada) (NON)                                             4,943,750

Medical Supplies and Devices (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            164,604  Owens & Minor Trust I 144A Ser. A, $2.688 cv. cum. pfd.                                     5,349,630

Metals and Mining (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  Cyprus Amax Minerals Co. Ser. A, $4.00 cv. pfd.                                               783,750
            105,000  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                                            1,680,000
             70,000  Kinam Gold, Inc. Ser. B, $3.75 cv. cum. pfd.                                                2,327,500
             90,400  Pittston Mineral Corp. 144A $3.125 dep. shs. cv. pfd.                                       2,260,000
             40,000  Titanium Metals Corp. $3.313 cv. pfd.                                                         560,000
                                                                                                            --------------
                                                                                                                 7,611,250

Oil and Gas (2.1%)
--------------------------------------------------------------------------------------------------------------------------
            110,300  Apache Corp. $2.015 c.v. pfd.                                                               3,943,225
             80,000  El Paso Energy Capital Trust $2.375 cv. pfd.                                                4,220,000
             75,000  Kerr-McGee Corp. $1.825 c.v. pfd.                                                           2,821,875
            140,000  Lomak Petroleum 144A $2.875 cv. pfd. (NON)                                                  2,712,500
             30,000  Lomak Petroleum Ser. C., $2.03 cv. cum. pfd. (NON)                                            427,500
             92,785  Neuvo Energy Ser. A, $2.875 cv. pfd.                                                        2,435,606
             16,200  Newfield Exploration Co. $3.25 c.v. pfd.                                                      834,300
             40,300  Pogo Producing Co. Ser. A, $3.25 c.v. pfd.                                                  2,080,488
             80,000  Tosco Financing Trust $2.875 cv. pfd.                                                       3,610,000
            100,000  Unocal Capital Trust $3.125 cv. cum. pfd.                                                   5,200,000
                                                                                                            --------------
                                                                                                                28,285,494

Packaging and Containers (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Owens-Illinois, Inc. $2.375 cv.pfd.                                                         1,637,500
            230,000  Sealed Air Corp. Ser. A, $2.00 cv.pfd.                                                     12,247,500
                                                                                                            --------------
                                                                                                                13,885,000

Paper and Forest Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             35,000  Georgia Pacific Group $3.75 cv. pfd. (NON)                                                  1,513,750
            100,000  International Paper Co. $2.625 cv. pfd.                                                     5,287,500
                                                                                                            --------------
                                                                                                                 6,801,250

Publishing (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Golden Books Family Entertainment, Inc. $4.375 cv. cum. pfd. (NON)                            142,500
            150,000  Readers Digest $0.453 cv. pfd.                                                              4,443,750
             75,000  Tribune Co. $2.00 cv. pfd.                                                                 10,050,000
             23,180  Tribune Co. $1.75 cv. pfd.                                                                    402,753
                                                                                                            --------------
                                                                                                                15,039,003

Railroads (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            167,041  Canadian National Railway Co. $2.625 cv. pfd. (Canada)                                      8,435,571
            210,000  Union Pacific Capital Trust $3.125 cv. cum. pfd.                                           10,080,000
                                                                                                            --------------
                                                                                                                18,515,571

Recreation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             18,871  Royal Caribbean Cruises Ltd. Ser. A, $3.625 cv. cum. pfd.                                   3,019,360

REITs (Real Estate Investment Trust) (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  Archstone Communities Trust Ser. A, $1.75 cv. cum. pfd.                                     3,745,000
            282,843  Equity Residential Property Ser. E, $1.75 cv. pfd.                                          6,576,100
             74,490  Tanger Factory Outlet Centers Ser. A, $1.802 cv. cum. pfd.                                  1,582,913
             30,000  Vornado Realty Trust Ser. A, $3.25 cv. cum. pfd.                                            1,350,000
                                                                                                            --------------
                                                                                                                13,254,013

Restaurants (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             52,049  Wendy's Financing Ser. A, $2.50 cv. pfd.                                                    2,713,054

Retail (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            215,000  K mart Financing I $3.875 cv. cum. pfd.                                                     9,271,875

Telecommunications (2.4%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  Global TeleSystems Group, Inc. $3.63 cv. pfd. (NON)                                           657,375
            100,000  Intermedia Communications, Inc. Ser. F, $1.75 cv. pfd. (NON)                                2,075,000
              5,000  McLeodUSA, Inc. 6.75% cv. pfd.                                                              2,000,000
             35,000  Nextlink Communications $3.25 cv. pfd.                                                      4,904,375
             60,000  QUALCOMM Financial Trust $2.875 cv. cum. pfd.                                              18,817,500
             55,000  Qwest Trends Trust 144A 5.75% cv. pfd. (NON)                                                3,293,125
                                                                                                            --------------
                                                                                                                31,747,375

Tobacco (--%)
--------------------------------------------------------------------------------------------------------------------------
             57,517  DIMON, Inc. $2.00 cv. pfd.                                                                    244,447

Transportation (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            120,500  CNF Trust I Ser. A, $2.50 cv. cum. pfd.                                                     5,859,313

Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Reliant Energy, Inc. $2.00 cv. pfd. (NON)                                                   2,805,000
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $406,453,994)                                 $  392,909,221

PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             12,120  Trikon Technologies, Inc. Ser. H, $8.125 pfd. (PIK)                                    $       28,785
              1,632  Trikon Technologies, Inc. Ser. I, $8.125 pfd.                                                 620,345
                                                                                                            --------------
                     Total Preferred Stocks (cost $1,665,334)                                               $      649,130

SHORT-TERM INVESTMENTS (3.6%) (a) (cost $48,629,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $48,629,000  Interest in $545,691,000 joint repurchase agreement dated
                       October 29, 1999 with Morgan (J.P.) & Co., Inc. due
                       November 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $48,650,073 for an
                       effective yield of 5.20%                                                             $   48,629,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,351,888,790) (b)                                            $1,350,194,984
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,354,397,124.

  (b) The aggregate identified cost on a tax basis is $1,361,409,740, resulting in gross unrealized appreciation and depreciation of $146,871,477 and $158,086,233, respectively, or net unrealized depreciation of $11,214,756.

(NON) Non-income-producing security.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.


---------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1999

                                        Aggregate Face   Expiration   Unrealized
                        Total Value         Value           Date     Appreciation
---------------------------------------------------------------------------------
S&P Index (Long)        $24,427,550      $23,301,872       Dec-99     $1,125,678
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,351,888,790) (Note 1)                                        $1,350,194,984
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     7,424,988
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  282,007
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       13,755,845
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                       1,612,992
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,373,270,816

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      3,710,696
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     10,781,810
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,739,625
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,955,033
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              119,844
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            25,282
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,583
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  455,724
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   84,095
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    18,873,692
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,354,397,124

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,238,500,867
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          2,297,902
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                               114,166,483
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                             (568,128)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,354,397,124

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($982,955,929 divided by 48,522,561 shares)                                              $20.26
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $20.26)*                                  $21.50
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($291,017,366 divided by 14,538,465 shares)**                                            $20.02
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($660,558 divided by 32,651 shares)**                                                    $20.23
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,338,459 divided by 811,670 shares)                                                  $20.13
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.13)*                                  $20.86
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($63,424,812 divided by 3,130,358 shares)                                                $20.26
-----------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended October 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                           $ 33,254,265
-----------------------------------------------------------------------------------------------
Dividends                                                                            32,077,596
-----------------------------------------------------------------------------------------------
Total investment income                                                              65,331,861

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      7,951,230
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,659,844
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        23,026
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         18,621
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,584,777
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 2,978,033
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                       763
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   130,967
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  87,913
-----------------------------------------------------------------------------------------------
Auditing                                                                                 20,631
-----------------------------------------------------------------------------------------------
Legal                                                                                    10,154
-----------------------------------------------------------------------------------------------
Postage                                                                                 123,256
-----------------------------------------------------------------------------------------------
Other                                                                                   298,366
-----------------------------------------------------------------------------------------------
Total expenses                                                                       15,887,581
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (267,562)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         15,620,019
-----------------------------------------------------------------------------------------------
Net investment income                                                                49,711,842
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    126,478,566
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                    1,205
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year               33,608,926
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             160,088,697
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $209,800,539
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   49,711,842  $   48,902,430
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                    126,479,771     133,278,759
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            33,608,926    (203,859,332)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     209,800,539     (21,678,143)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (38,053,728)    (39,874,535)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (9,199,217)     (8,456,841)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (2,859)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (560,639)       (571,054)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                          (1,895,398)             --
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (2,750,433)     (1,430,151)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (664,897)       (303,316)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                (207)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (40,522)        (20,482)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (136,995)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (103,539,492)   (108,409,463)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (29,085,699)    (24,372,023)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,803,589)     (1,435,189)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                        (32,095,525)    130,624,709
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                        (10,028,661)    (75,926,488)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,364,425,785   1,440,352,273
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income and distributions in excess
of net investment income of $2,297,902 and
$240,540, respectively)                                                          $1,354,397,124  $1,364,425,785
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.04           $23.22           $21.24           $19.42           $19.09
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .75 (c)          .76(c)           .78(c)           .81(c)           .85
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.30            (1.02)            3.70             2.70             1.60
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                3.05             (.26)            4.48             3.51             2.45
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.75)            (.76)            (.87)            (.98)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.06)            (.03)            (.06)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (2.02)           (2.13)           (1.57)            (.71)           (1.16)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.83)           (2.92)           (2.50)           (1.69)           (2.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.26           $20.04           $23.22           $21.24           $19.42
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              16.42            (1.37)           22.86            18.99            14.38
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $982,956       $1,056,693       $1,168,470         $898,486         $756,645
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .98              .97             1.03             1.06             1.16
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.73             3.50             3.56             3.99             4.64
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              54.74            92.76            70.74            61.43            69.52
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $19.83           $23.01           $21.09           $19.30           $19.00
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .60 (c)          .59(c)           .63(c)           .66(c)           .69
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.27            (1.01)            3.64             2.68             1.61
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.87             (.42)            4.27             3.34             2.30
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.60)            (.61)            (.73)            (.84)            (.84)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.06)            (.02)            (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (2.02)           (2.13)           (1.57)            (.71)           (1.16)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.68)           (2.76)           (2.35)           (1.55)           (2.00)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.02           $19.83           $23.01           $21.09           $19.30
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              15.58            (2.11)           21.89            18.14            13.54
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $291,017         $289,652         $257,163         $146,127          $75,309
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.73             1.72             1.78             1.81             1.91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.99             2.74             2.78             3.26             3.92
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              54.74            92.76            70.74            61.43            69.52
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          July 26, 1999+
operating performance                                                                                              to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $20.85
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (C)                                                                                                 .20
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.59)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.39)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.20)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                        (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $20.23
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (1.87)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                           $661
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .47*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                1.12*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  54.74
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          March 13, 1995+
operating performance                                                 Year ended October 31                         to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $19.92           $23.08           $21.14           $19.37           $17.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .65(c)           .65(c)           .67(c)           .73(c)           .64
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.28            (1.00)            3.67             2.65             1.64
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.93             (.35)            4.34             3.38             2.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.65)            (.66)            (.78)            (.90)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.05)            (.02)            (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (2.02)           (2.13)           (1.57)            (.71)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.72)           (2.81)           (2.40)           (1.61)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.13           $19.92           $23.08           $21.14           $19.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              15.87            (1.75)           22.24            18.30            12.99*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $16,338          $18,081          $14,719           $7,128           $1,753
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.48             1.47             1.53             1.54             1.04*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.23             2.99             3.04             3.55             2.89*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              54.74            92.76            70.74            61.43            69.52
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          Dec. 30, 1998+
operating performance                                                                                              to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $19.32
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (C)                                                                                                 .72
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                                .98
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    1.70
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.72)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                        (.04)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $20.26
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                   8.87*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $63,425
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .61*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                3.43*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  54.74
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
October 31, 1999

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class C shares and class Y shares on July 26, 1999 and December 30, 1998, respectively. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1999, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, defaulted bond interest, market discount and Accretion of Market Discount Adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1999, the fund reclassified $6,131,495 to decrease distributions in excess of net investment income and $383,803 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $5,747,692. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended October 31, 1999, fund expenses were reduced by $267,562 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,654 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of .025%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $134,006 and $7,112 from the sale of class A and class M shares, respectively and $645,251 and no monies in contingent deferred sales charges from redemptions of class B and class C shares respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $8,041 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $740,045,661 and $929,429,901, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,836,208       $ 77,158,869
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,521,734        125,222,148
-----------------------------------------------------------------------------
                                                10,357,942        202,381,017

Shares
repurchased                                    (14,564,168)      (293,918,278)
-----------------------------------------------------------------------------
Net decrease                                    (4,206,226)      $(91,537,261)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,382,467       $205,168,706
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,911,967        124,147,866
-----------------------------------------------------------------------------
                                                15,924,434        329,316,572

Shares
repurchased                                    (12,883,335)      (278,877,249)
-----------------------------------------------------------------------------
Net increase                                     2,411,099       $ 50,439,323
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,061,462        $61,415,050
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,624,095         30,838,078
-----------------------------------------------------------------------------
                                                 4,685,557         92,253,128

Shares
repurchased                                     (4,750,876)       (94,893,661)
-----------------------------------------------------------------------------
Net decrease                                       (65,319)       $(2,640,533)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,687,780       $101,436,908
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,255,855         26,103,869
-----------------------------------------------------------------------------
                                                 5,943,635        127,540,777

Shares
repurchased                                     (2,515,435)       (53,200,565)
-----------------------------------------------------------------------------
Net increase                                     3,428,200       $ 74,340,212
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                          to October 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         32,592           $655,103
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          107              2,145
-----------------------------------------------------------------------------
                                                    32,699            657,248

Shares
repurchased                                            (48)              (995)
-----------------------------------------------------------------------------
Net increase                                        32,651           $656,253
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        147,377        $ 2,983,002
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      108,001          2,059,111
-----------------------------------------------------------------------------
                                                   255,378          5,042,113

Shares
repurchased                                       (351,215)        (7,051,566)
-----------------------------------------------------------------------------
Net decrease                                       (95,837)       $(2,009,453)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        618,070        $13,595,951
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       82,403          1,719,717
-----------------------------------------------------------------------------
                                                   700,473         15,315,668

Shares
repurchased                                       (430,655)        (9,470,494)
-----------------------------------------------------------------------------
Net increase                                       269,818        $ 5,845,174
-----------------------------------------------------------------------------

                                             For the period December 30, 1998
                                                 (commencement of operations)
                                                          to October 31, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,363,723        $68,108,976
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       99,843          2,032,393
-----------------------------------------------------------------------------
                                                 3,463,566         70,141,369

Shares
repurchased                                       (333,208)        (6,705,900)
-----------------------------------------------------------------------------
Net increase                                     3,130,358        $63,435,469
-----------------------------------------------------------------------------

Note 5
Change in Independent
Accountants (unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ended October 31, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $43,836,038 as capital gain, for its taxable year ended October 31, 1999.

The fund has designated 23.45% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Edward T. Shadek, Jr.
Vice President

Charles G. Pohl
Vice President and Fund Manager

Forrest N. Fontana
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


AN019-47849 008/223/920 12/99



PUTNAM INVESTMENTS                                       [SCALE LOGO OMITTED]
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Putnam Convertible Income-Growth Trust
Supplement to Annual Report dated October 31, 1999

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
-----------------------------------------------------------------------------
Total return
for periods ended 10/31/99                          NAV

1 year                                             16.64%
5 years                                            92.37
Annual average                                     13.98
10 years                                          227.35
Annual average                                     12.59
Life of fund, annual average
  (since class A inception, 6/29/72)               12.29

Share value:                                        NAV

10/31/98                                          $20.04
10/31/99                                          $20.26
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Distributions:      No.      Income       Capital gains         Total
                     3       $0.759          $0.000            $0.759
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Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.